SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2023

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. V

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	85-2412613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAG	The Nasdaq Stock Market LLC
Rights	MCAGR	The Nasdaq Stock Market LLC
Units	MCAGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the special meeting of Stockholders held on May 12, 2023 (the “Special Meeting”), Mountain Crest Acquisition Corp V (“SPAC”) filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 12, 2023 (the “Extension Amendment”), giving SPAC the right to extend the time for SPAC to complete its business combination (the “Business Combination Period”) from May 16, 2023 to February 16, 2024. The Extension Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2023, SPAC held the Special Meeting. On April 14, 2023, the record date for the Special Meeting, there were 4,060,008 shares of common stock of the SPAC entitled to be voted at the Special Meeting, 2,896,598 shares of common stock of the SPAC or 71.34 % of which were represented in person or by proxy.

1.	Extension Amendment

Stockholders approved the proposal to amend SPAC’s Amended and Restated Certificate of Incorporation, giving SPAC the right to extend the Business Combination Period from May 16, 2023 to February 16, 2024. Adoption of the Extension Amendment required approval by the affirmative vote of at least a majority of SPAC’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,859,700	36,898	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by SPAC on May 12, 2023, 1,405,134 shares were tendered for redemption.

IMPORTANT NOTICES

Additional Information and Where to Find It

On October 19, 2022, SPAC entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), as amended on February 10, 2023, with AUM Biosciences Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration 201810204D (the “Company”). On January 27, 2023, AUM Biosciences Limited, a Cayman Islands exempted company (“Holdco”), AUM Biosciences Subsidiary Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration number 202238778Z and a direct wholly-owned subsidiary of Holdco (“Amalgamation Sub”) and AUM Biosciences Delaware Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Holdco (“Merger Sub” and, together with Holdco and Amalgamation Sub, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”) executed a joinder agreement with SPAC and the Company and joined the Business Combination Agreement as parties, thereby committing to be legally bound by the Business Combination Agreement. The Business Combination Agreement was amended on February 10, 2023, March 30, 2023 and April 19, 2023. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) Amalgamation Sub will amalgamate with and into the Company (the “Amalgamation”) whereby the separate existence of Amalgamation Sub will cease and the Company will be the surviving corporation of the Amalgamation and become a direct wholly owned subsidiary of Holdco, and (ii) following confirmation of the effective filing of the Amalgamation but on the same day, Merger Sub will merge with and into SPAC (the “SPAC Merger” and together with the Amalgamation, the “Mergers”), the separate existence of Merger Sub will cease and SPAC will be the surviving corporation of the SPAC Merger and a direct wholly owned subsidiary of Holdco. Upon closing of the transaction, the combined company will operate as the Holdco, and intends to trade on the Nasdaq Stock Market under the ticker symbol AUMB.

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SPAC and the Company have prepared and had Holdco file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended of the Holdco’s ordinary shares pursuant to the Business Combination Agreement, and containing a proxy statement/prospectus for the purpose of SPAC soliciting proxies from the stockholders of SPAC to approve the Business Combination Agreement, the transactions and related matters at a special meeting of SPAC stockholders and providing such stockholders an opportunity, in accordance with SPAC’s organizational documents and initial public offering prospectus, to have their shares of SPAC’s common stock redeemed.

As the Registration Statement has been filed and declared effective, SPAC will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about SPAC, the Company and the proposed business combination. Additionally, SPAC will file other relevant materials with the SEC in connection with the business combination. Copies of these documents may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of SPAC are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to SPAC at 311 West 43rd Street, 12th Floor, New York, NY 10036. INVESTORS AND SECURITY HOLDERS OF SPAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT SPAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, THE COMPANY AND THE TRANSACTIONS.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. SPAC’s and the Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SPAC’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside SPAC’s and the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC and the Company following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of SPAC and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on the Company’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of Holdco’s ordinary shares on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that SPAC or the Company may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to the Company; (13) risks related to the organic and inorganic growth of the Company’s business and the timing of expected business milestones; (14) the amount of redemption requests made by SPAC’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of SPAC for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in SPAC’s other filings with the SEC. SPAC cautions that the foregoing list of factors is not exclusive. SPAC and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SPAC and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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Participants in Solicitation

SPAC, Holdco and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from SPAC’s stockholders in connection with the proposed transaction. Information about SPAC’s directors and executive officers and their ownership of SPAC’s securities is set forth in SPAC’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Second Amendment to the Amended and Restated Certificate of Incorporation of Mountain Crest Acquisition Corp., V dated May 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023

MOUNTAIN CREST ACQUISITION CORP. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

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